UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ARADIGM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
Shareholders of record as of the record date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual
Meeting can be found at:
http://www.kslaw.com/imageserver/KSPublic/Offices/New-York-
Directions.pdf
ARADIGM CORPORATION
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2015.
ARADIGM CORPORATION
3929 POINT EDEN WAY
HAYWARD, CA 94545
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 18, 2015
Date: May 14, 2015 Time: 9:00 AM, Local Time
Location: King & Spalding
1185 Avenue of the Americas
New York, NY 10036
See the reverse side of this notice to obtain
proxy materials and voting instructions.
M87235-P61863

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy of the Proxy Materials and Select a Future Delivery Preference: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Statement Annual Report on Form 10-K for year ended December 31, 2014 Form of proxy card Proxy Materials Available to VIEW or RECEIVE: M87236-P61863

Voting Items 2. To approve an amendment to Aradigm’s Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 110,000 shares. 3. To approve Aradigm’s 2015 Equity Incentive Plan. 4. To ratify the selection of OUM & Co. LLP as Aradigm’s independent registered public accounting firm for the fiscal year ending December 31, 2015. 01) David Bell 02) Igor Gonda 03) Frederick Hudson 04) Lafmin Morgan 05) John M. Siebert 06) Virgil D. Thompson 1. To elect the following nominees as director to hold office until the next annual meeting of shareholders and until their successors are elected. Nominees: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE “FOR” PROPOSALS 2, 3 AND 4. M87237-P61863

M87238-P61863